UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2024 (July 23, 2024)

CLARIVATE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

(State or other jurisdiction of incorporation or organization)

001-38911	N/A
(Commission File Number)	(I.R.S Employer Identification No.)

70 St. Mary Axe

London EC3A 8BE
United Kingdom

(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code (44) 207-433-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares	CLVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed by Clarivate Plc (the “Company”) in its Current Report on Form 8-K filed on July 24, 2024 (the “Original Form 8-K”), Richard Roedel announced his retirement from the Board of Directors of the Company, effective as of December 31, 2024. The sole purpose of this amendment is to amend the effective date of Mr. Roedel’s retirement from December 31, 2024 to January 1, 2025. No other changes have been made to the Original Form 8-K.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 23, 2024, Richard Roedel notified the Company of his retirement from the Board of Directors of the Company, effective as of December 31, 2024. On December 10, 2024, Mr. Roedel amended the effective date of his retirement from the Board of Directors of the Company to January 1, 2025.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

No.	Description
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLARIVATE PLC

Date: December 13, 2024	By:	/s/ Melanie D. Margolin
Name: Melanie D. Margolin
Title: Executive Vice President, Chief Administrative and Legal Officer